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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Longport, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Longport, Inc.
740 S. Chester Road, Suite A
Swarthmore, PA 19081

PROXY STATEMENT AND
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 10, 2004

To the shareholders of Longport, Inc.:

        The Annual Meeting of the shareholders of Longport, Inc. will be held at the Philadelphia Airport Hilton, 4509 Island Avenue, Philadelphia, PA 19153 (215) 365-4150, at 10:00 A.M. on June 10, 2004, or at any adjournment or postponement thereof, for the following purposes:

  1.
  To elect five directors.

  2.
  To increase our authorized shares of common stock from 25 million shares to 50 million shares.

  3.
  To transact such other business as may properly come before the meeting.

        Details relating to the above matters are set forth in the attached Proxy Statement. All shareholders of record as of the close of business on May 5, 2004 will be entitled to notice of and to vote at such meeting or at any adjournment or postponement thereof.

        All shareholders are cordially invited to attend the meeting. If you do not plan to attend the meeting, you are urged to sign, date and promptly return the enclosed proxy. A reply card is enclosed for your convenience. The giving of a proxy will not affect your right to vote in person if you attend the meeting.

                      BY ORDER OF THE BOARD OF DIRECTORS

                      Michael C. Boyd
                       Chief Executive Officer

May 7, 2004

PROXY STATEMENT
Longport, Inc.
740 S. Chester Road, Suite A
Swarthmore, PA 19081
Telephone: (800) 289-6863

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JUNE 10, 2004

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Longport, Inc., a Delaware corporation, (the "Company" or "we") of its $.001 par value Common Stock to be voted at our Annual Meeting of Shareholders ("Annual Meeting") to be held at 10:00 A.M. on June 10, 2004, or at any adjournment or postponement thereof. We anticipate that this Proxy Statement and the accompanying form of proxy will be first mailed or given to our shareholders on or about May 7, 2004. The shares represented by all proxies that are properly executed and submitted will be voted at the meeting in accordance with the instructions indicated thereon. Unless otherwise directed, votes will be cast (i) for the election of the nominees for directors hereinafter named, and (ii) to increase the authorized shares of our common stock. The holders of a majority of the shares represented at the Annual Meeting in person or by proxy will be required to elect directors and approve both of the proposed matters.

        Any shareholder giving a proxy may revoke it at any time before it is exercised by delivering written notice of such revocation to us, by substituting a new proxy executed at a later date, or by requesting, in person, at the Annual Meeting, that the proxy be returned.

        All of the expenses involved in preparing, assembling and mailing this Proxy Statement and the materials enclosed herewith and all costs of soliciting proxies will be paid by us. In addition to the solicitation by mail, proxies may be solicited by our officers and regular employees by telephone, telegraph or personal interview. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in so doing.

VOTING SHARES AND PRINCIPAL SHAREHOLDERS

        The close of business on May 5, 2004 has been fixed by the Board of Directors as the record date (the "record date") for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. On the record date, there were outstanding 20,865,670 shares of Common Stock. Each share of Common Stock entitles the holder thereof to one vote on each matter which may come before the Annual Meeting. Cumulative voting for directors is not permitted. A majority of the issued and outstanding shares entitled to vote, represented at the meeting in person or by proxy, constitutes a quorum at any shareholders' meeting.

Security Ownership of Certain Beneficial Owners and Management

        The following table sets forth certain information with respect to the beneficial ownership of our Common Stock (and Common Stock underlying stock options exercisable within 60 days) by (i) each person who is known by us to own of record or beneficially more than 10% of our Common Stock,

(ii) each of our directors and (iii) all directors and officers as a group. The persons listed in the table have sole voting and investment powers with respect to the shares of Common Stock and the address of each person is in care of us.

Name	Number of Shares Owned	Percent of Class
Michie and Joyce Proctor(1)	3,566,466	16.2%
Michael C. Boyd(2)	1,100,000	5.2%
Paul R. Quintavalle(3)	320,000	1.5%
Paul D. Wilson(4)	350,000	1.7%
Brian W. Clymer(5)	100,000.5%
Church of Southwest Broward	2,385,477	10.6%
All officers and directors as a group (five persons)	5,436,466	25.1%

(1)
Includes 200,000 common stock options. Also includes 1,000,000 common stock options exercisable at $.25 per share which we issued to Dr. Proctor for assuming the Chairmanship of our company. Dr. Proctor is also the President of the First Baptist Church of Southwest Broward, one of our principal stockholders. Dr. Proctor disclaims any ownership or control of shares owned by the Church.

(2)
Includes 320,000 common stock options.

(3)
Includes 100,000 common stock options.

(4)
Includes 100,000 common stock options.

(5)
Includes 100,000 common stock options.

ELECTION OF DIRECTORS

        At the Annual Meeting, the shareholders will elect five directors. Cumulative voting is not permitted in the election of directors. In the absence of instructions to the contrary, the person named in the accompanying proxy will vote in favor of the election of each of the persons named below as our nominees for directors. All of the nominees are presently members of the Board of Directors, and each of the nominees has consented to be named herein and to serve if elected. It is not anticipated that any nominee will become unable or unwilling to accept nomination or election, but if such should occur, the person named in the proxy intends to vote for the election in his stead of such person as the Board of Directors may recommend.

        The following table sets forth certain information regarding each of our nominees and each executive officer.

Name	Age	Officer/Office	Director Since
Dr. Michie Proctor	69	Chairman of the Board of Directors	2003
Michael C. Boyd	62	Chief Executive Officer and Director	2001
Paul D. Wilson	47	President, Chief Financial Officer and Director	2001
Paul R. Quintavalle DPM	53	Director	2001
Brian W. Clymer	56	Director	2001

        Directors hold office for a period of one year from their election at the annual meeting of shareholders and until their successors are duly elected and qualified. Our officers are elected by, and serve at the discretion of, the Board of Directors. None of the above individuals has any family relationship with any other. The Board of Directors has no nominating or compensation committee. No director receives compensation for services as a director. The full Board of Directors acts as our Audit Committee.

Background

        The following is a summary of the business experience of each of our officers and directors:

        Dr. Michie Proctor joined us in June 2003. His business experience spans more than 40 years, during which time he has held executive officer and director positions with a number of public and private companies. These companies have included companies in the medical device industry and the nutraceutical industry. His education has been in the fields of Business, Aeronautics, Estate Planning and Theology. He has earned B.Th., M.Th., D.D., and Ph.D. degrees. In addition to his business experience, Dr. Proctor serves as the Sr. Pastor of the First Baptist Church of Southwest Broward, in Hollywood, Florida, a position he has held for more than 30 years.

        Michael C. Boyd was a business consultant from January 1998 until he joined us in October 2001. From April 1996 to January 1998, he was founder, President and a director of TeleSpectrum Worldwide, Inc., a rollup of six direct marketing companies that reached annual revenue of approximately $200 million. From 1986 to 1995, he was co-founder, President and a director of QVC Network, Inc., a cable television retailer with over 6,000 employees whose sales rose during his employment to over $1.3 billion annually. Mr. Boyd has significant experience in the direct response industry, having held senior positions at Franklin Mint and Lillian Vernon Corporation. He is a member of the governing boards of Penn Mutual Insurance Company, the Greentree Perpetual Assurance Company, Altura International, TCIM Services and Smoke Stoppers, Inc. Mr. Boyd earned a Bachelor of Arts degree from the University of Delaware.

        Paul D. Wilson has been a principal of Quality Medical Instruments, Ltd., a UK-based medical consulting firm he co-founded, since 1995. Since 1999, he has also been Managing Director of Longport International, our UK-based technology marketing subsidiary. He was employed by Fulmer Research, a UK-based technology and engineering company, from 1976 to 1992 as a Division Manager. He has also been involved in the application and development of high-resolution ultrasound for over 20 years. Mr. Wilson earned a degree in Applied Physics from Thomas Valley University in the UK.

        Paul R. Quintavalle, DPM, has been engaged in the private practice of podiatric medicine for more than five years and is the Director of the West Jersey Podiatric Surgical Residency Program. He earned a DPM degree in podiatric medicine from the Pennsylvania College of Podiatric Medicine. He is a former member of the surgical faculty and board of the Temple School of Podiatric Medicine. Dr. Quintavalle is a past President of the American Board of Podiatric Surgery.

        Brian W. Clymer has been Vice President of External Affairs for Prudential Insurance Company of America since July 1997. From January 1994 until June 1997, he was the New Jersey State Treasurer, appointed by Governor Whitman and confirmed by the New Jersey Senate. Prior to his appointment as the State Treasurer, he was President and Chief Executive Officer of Railway System Design, Inc. and Vice President of Gannett Fleming, Inc., an engineering firm. He also served under President George H. W. Bush as Administrator of the Federal Transit Administration of the United States Department of Transportation. Mr. Clymer has served on numerous boards, including the New Jersey Sports and Exposition Authority, the Casino Reinvestment Development Authority, the New Jersey Performing Arts Center, the American Public Transit Association, Motor Coach Industries International and the Southeastern Pennsylvania Transportation Authority. He currently serves on the New Jersey Alliance for Action Board and the Prosperity New Jersey Board of Trustees. Mr. Clymer earned a Bachelor of Science degree in Business and Economics from Lehigh University and is a Certified Public Accountant.

EXECUTIVE COMPENSATION

        The following table discloses all compensation paid to our Chief Executive Officer for the years ended December 31, 2003 and 2002. No executive officer's annual compensation exceeded $100,000 in either year.

(a)	(b)	(c)	(d)	(e)	(f)	(g)
Name and Principal Position	Year	Salary($)	Bonus($)	Other Annual Compensation($)	Restricted Stock Awards($)	Options/ SARS(#)
Michael C. Boyd Chief Executive Officer	2003 2002	-0- -0-	-0- -0-	-0- -0-	-0- -0-	-0- -0-

(1)
In October 2001, we entered into a three-year employment agreement with Mr. Boyd to act as our Chief Executive Officer. Under the employment agreement, Mr. Boyd does not receive a cash salary but received 100,000 shares of our common stock and options to purchase up to 1,000,000 additional shares exercisable at $.25 per share until October 2004.

CERTAIN TRANSACTIONS

        In 2002 and 2003 we had a consulting agreement with Wound Healing Systems, Inc, Inc., a company owned and controlled by James R. McGonigle, our former Chairman, pursuant to which Wound Healing Systems, Inc. provided services to us for an agreed upon monthly fee of $5,000 per month.

        In March of 2003, we entered into a loan agreement with the Church of Southwest Broward, a principal stockholder and an affiliated party by virtue of the fact that Michie Proctor, our Chairman, is the Sr. Pastor of the Church. Under the terms of the agreement, the Church loaned us $200,000 to be paid in full within sixteen months of the date of the loan agreement. The payment terms are that for each of forty scanners sold over the sixteen-month period following the date of the loan agreement, we will pay $6,250, until a total of $250,000 has been paid. The loan agreement further stipulates that a non-performance penalty will be assessed in the event that we are unable to repay the loan under the terms set forth above. The penalty is the issuance of 1,800,000 shares of restricted common stock to the Church, in addition to full payment. In connection with the issuance of the debt, we issued 200,000 shares of our restricted common stock on the date of the loan agreement to the Church. The note is collateralized by all of our assets.

        In October of 2003, we entered into another loan agreement with the Church whereby we borrowed $240,000 for the production of twenty of our scanners for subsequent resale. The terms of the loan agreement are such that for each scanner sold, we will pay $12,000 plus 50% of the difference between the per-unit sales price and $12,000, the latter representing an interest payment. In connection with the loan, we issued 1,000,000 warrants for the purchase of an equal number of shares of our restricted common stock at $0.60 per share for a period of five years from the date of issuance. We determined the fair value of the warrants and the debt independently and recorded a discount on the note payable, which is being accreted to the value of the debt based on each scanner sold, which approximates the effective interest rate. All 1,000,000 warrants were outstanding as of December 31, 2003.

        In May of 2003, we entered into an agreement with Michie Proctor in which we agreed to grant to Dr. Proctor 1,000,000 options exercisable at $.25 per share upon his agreement to act as our Chairman. We recorded stock option compensation expense related to these options of $155,736.

PROPOSAL TO INCREASE OUR AUTHORIZED COMMON STOCK
FROM 25 MILLION SHARES TO 50 MILLION SHARES

General Information

        Our Board of Directors has unanimously adopted a resolution approving and recommending to our stockholders, for their approval, a proposal to amend our Articles of Incorporation to increase the number of authorized shares of our $.001 par value Common Stock from 25 million shares to 50 million shares. The form of the proposed amendment to the Articles of Incorporation is by amending the Articles to provide as follows:

        "The aggregate number of shares of common stock which the corporation shall have authority to issue is 50,000,000 shares of common stock with $.001 par value."

Reasons for the Proposal

        We currently have 20,865,670 shares of Common Stock outstanding and 25 million shares authorized for issuance. Our Board of Directors believes that we may seek acquisitions of, or business combinations with, other companies within our industry and that some of these acquisitions may involve the issuance of our securities as well as cash. We may also seek to issue additional shares of Common Stock to acquire specific assets or to fund stock options or employment benefit plans. Accordingly, the Board of Directors has recommended that our stockholders vote in favor of the proposal to increase our authorized shares of Common Stock from 25 million shares to 50 million shares.

        We have not entered into any oral or written agreements or discussions to acquire any other companies. Nevertheless, the future issuance of our Common Stock for acquisitions or any other purposes will have the effect of diluting the ownership interest of existing stockholders.

        We have no current plans to use the additional authorized shares for an acquisition or a business combination, but having such additional authorized shares of Common Stock available for issuance in the future would give us greater flexibility and may allow such shares to be issued without the expense and delay of a special stockholders' meeting. As indicated above, although such issuance of additional shares with respect to future financing and acquisitions would dilute existing stockholders, we believe such transactions would increase the value of our company. The additional shares of stock would be available for issuance by our Board of Directors without future action by the stockholders, unless such action were specifically required by applicable law or rules of any securities market our securities may be traded.

        Approval of the increase in authorized shares of Common Stock will not (1) change the percentage of share ownership of any stockholders, (2) affect our stockholder's equity as reflected in our financial statements, or (3) result in any federal or state income or other tax effect.

Potential Anti-Takeover Effect

        Although the proposed increase in our authorized capital stock could be construed as having potential anti-takeover effects, neither the Board of Directors nor our management views this proposal in that perspective. Nevertheless, we could use the additional shares to frustrate persons seeking to effect a takeover or otherwise gain control of us by, for example, privately placing shares to purchasers who might side with the Board of Directors in opposing a hostile takeover bid. We are not aware of any such hostile takeover bid at this time. Shares of stock could also be issued to a holder that would thereafter have sufficient voting power to assure that any proposal to amend or repeal our Bylaws or certain provisions of our Articles of Incorporation would not receive the requisite vote required. Such uses of the stock could render more difficult or discourage an attempt to acquire control of us, if such transactions were opposed by our Board of Directors.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

        Mayer Hoffman McCann, P.C., Greenwood Village, Colorado, conducted the audit of our financial statements for the year ended December 31, 2003. It is our understanding that this firm is obligated to maintain audit independence as prescribed by the accounting profession and certain requirements of the Securities and Exchange Commission. As a result, our directors do not specifically approve, in advance, non-audit services provided by the firm, nor do they consider the effect, if any, of such services on audit independence.

        In accordance with a written charter adopted by our Board of Directors (which is attached to this Proxy Statement as Exhibit A), the Audit Committee assists the Board in fulfilling its responsibility to provide oversight with respect to our financial statements and reports and other disclosures provided to stockholders, the system of internal controls and the audit process. Its duties include reviewing the adequacy of our internal accounting and financial controls, reviewing the scope and results of the audit plans of our independent and internal auditors, reviewing the objectivity, effectiveness and resources of the internal audit function, and assessing our financial reporting activities and accounting standards and principles. The Audit Committee also selects and engages our independent auditors and approves their fees. The Audit Committee is comprised of our full Board of Directors.

REPORT OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

        Our Audit Committee is comprised of our full Board of Directors, which includes one independent director and operates under a written charter adopted by the Board of Directors. The Audit Committee reviews and assesses the adequacy of its charter on an annual basis.

        The primary focus of the Audit Committee is to assist the Board of Directors in its general oversight of our financial reporting, internal control and audit functions. Management is responsible for the preparation, presentation and integrity of our financial statements, accounting and financial reporting principles, internal controls and procedures designed to assure compliance with accounting standards, applicable laws and regulations. Our independent auditing firm is responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards.

        The Committee serves in an oversight role for the Board of Directors, in which it provides advice, counsel and direction to management and our auditors on the basis of the information it receives, discussions with management and the auditors, and the experience of the Audit Committee's members in business, financial and accounting matters. The Audit Committee members are not professional auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent auditors, nor can the Audit Committee certify that the independent auditors are "independent" under applicable rules.

        In this context, the Audit Committee has met and held discussions with management and Mayer Hoffman McCann P.C. Management represented to the Audit Committee that our audited financial statements contained in our Annual Report on Form 10-KSB for the year ended December 31, 2003 were prepared in accordance with generally accepted accounting principles, and the Audit Committee discussed with Mayer Hoffman McCann P.C. matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committee."

        The Audit Committee has received and reviewed the written disclosures and the letter from Mayer Hoffman McCann P.C. required by Independent Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and the Audit Committee discussed with Mayer Hoffman McCann P.C. the firm's independence.

        Based upon the Audit Committee's discussions with management and the independent auditors, and the Audit Committee's review of the representation of management, and the report of the independent auditors to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statement in our Annual Report on Form 10-KSB for the year ended December 31, 2003, as filed with the Securities and Exchange Commission.

Audit and Related Fees

        Our Board of Directors has reappointed Mayer Hoffman McCann P.C. as independent auditors to audit our financial statements for the current year ending December 31, 2004.

        The following table shows the fees paid or accrued by us for the audit and other services provided by our accountants for the fiscal years ended December 31, 2002 and 2003:

	2003	2002
Audit fees for the years ended December 31 and fees for the review of financial statements included in quarterly reports on Form 10QSB:	$63,310	$56,540
Audit related fees:

Tax fees (1):	$5,840	$5,000
Other service fees (2):	$7,385	$2,340

Total:	$81,535	$63,880

(1)
Includes tax compliance, advice and planning.

(2)
Includes consulting and advisor services.

  All services described above were approved by the Board of Directors acting as our audit committee.

        The Board of Directors has considered and decided that the provisions of the non-audit services referred to in the "Other Service Fees" portion of the above table (including the footnote thereto) are compatible with maintaining the independence of our auditors.

Policy on Audit Committee Pre-Approval

        The Board of Directors is responsible for reviewing and pre-approving both audit and permissible non-audit service to be provided by the independent accountants. This pre-approval duty may be delegated to one or more designated members of the Board of Directors, provided that any pre-approval given by such delegate(s) must be reported to the Board of Directors at its next regularly scheduled meeting.

PROPOSALS OF SHAREHOLDERS FOR PRESENTATION
AT NEXT ANNUAL MEETING OF SHAREHOLDERS

        Any shareholders of record who desires to submit a proper proposal for inclusion in the proxy materials relating to the next annual meeting of shareholders must do so in writing and it must be received by us at our principal executive offices prior to our fiscal year end. The proponent must be a record or beneficial shareholder entitled to vote at the next annual meeting of shareholders on the proposal and must continue to own the securities through the date on which the meeting is held.

OTHER BUSINESS

        Management is not aware of any other matters which are to be presented to the Annual Meeting, nor has it been advised that other persons will present any such matters. However, if other matters properly come before the meeting, the individual named in the accompanying proxy shall vote on such matters in accordance with his best judgment.

        The above notice and Proxy Statement are sent by order of the Board of Directors.

                      Michael C. Boyd
                       Chief Executive Officer

May 7, 2004

EXHIBIT A

Longport, Inc.
AUDIT COMMITTEE CHARTER

        The audit committee, which will be composed of the full Board of Directors, will fulfill its oversight responsibilities by reviewing the (i) financial information that will be provided to the shareholders and others, (ii) the systems of internal controls management and the Board of Directors have established, and (iii) all audit processes and the selection and retention of the Company's independent accountants to act as auditors.

        General responsibilities:

        1.     The audit committee provides open avenues of communication among the independent accountant and the Board of Directors.

        2.     The audit committee must report the committee's actions to the full Board of Directors and may make appropriate recommendations.

        3.     The audit committee has the power to conduct or authorize investigations into matters within the committee's scope of responsibilities. The committee is authorized to retain independent counsel, accountants or others it needs to assist in an investigation and is entitled to receive all funds necessary for these purposes.

        4.     The committee will meet at least quarterly each year, more frequently if circumstances make that preferable. The audit committee chairman has the power to call a committee meeting whenever he or she thinks there is a need. An audit committee member shall not vote on any matter in which he or she may not be independent for whatever reason. The committee may ask members of management or others to attend the meeting and is authorized to receive all pertinent information from management.

        5.     The committee will do whatever else the law, the Company's charter or bylaws or the Board of Directors require.

        Responsibilities for engaging independent accountants:

        1.     The audit committee will approve the selection of the independent accountants for company audits. The committee's selection is subject to notification by the full Board of Directors. The audit committee also will review any fees paid to the independent accountants and review and approve dismissal of the independent accountants.

        2.     The audit committee will confirm and assure the independence of the independent accountant, including a review of any management consulting services provided by the independent accountant and the fees paid for them.

        3.     The audit committee will consider, in consultation with the independent accountant, the audit scope and procedural plans made by the independent accountant.

        4.     The audit committee will listen to management and the primary independent auditor if either thinks there might be a need to engage additional auditors. The audit committee will decide whether to engage an additional firm and, if so, which one.

        Responsibilities for reviewing the annual external audit and the review of quarterly and annual financial statements:

        1.     The audit committee will ascertain that the independent accountant views the Board of Directors as its client, that it will be available to the full Board of Directors at least annually and that it will provide the committee with a timely analysis of significant financial reporting issues.

        2.     The audit committee will ask management and the independent accountant about significant risks and exposures and will assess management's steps to minimize them.

        3.     The audit committee will review the following with the independent accountant.

          A.    The adequacy of the Company's internal controls, including computerized information system controls and security.

          B.    Any significant findings and recommendations made by the independent accountant together with management's responses to them.

        4.     Shortly after the annual examination is completed, the audit committee will review the following with management and the independent accountants:

          A.    The Company's annual financial statements and related footnotes.

          B.    The independent accountant's audit of and report on the financial statements.

          C.    The auditor's qualitative judgments about the appropriateness, not just the acceptability, of accounting principles and financial disclosures and how aggressive (or conservative) the accounting principles and underlying estimates are.

          D.    Any serious difficulties or disputes with management encountered during the course of an audit.

          E.    Anything else about the audit procedures or findings that GAAS requires the auditors to discuss with the committee.

        5.     The independent accountant will review the interim financial reports and discuss with the audit committee any significant findings related to the review.

        Periodic responsibilities:

        1.     Review and update the committee's charter as needed.

        2.     Review policies and procedures covering officers' expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of those areas by the independent accountant.

        3.     Review legal and regulatory matters that may have a material effect on the organization's financial statements, compliance policies and programs and reports from regulators.

        4.     Meet with the independent accountant and management in separate executive sessions to discuss any matters the committee or these groups believe should be discussed privately with the audit committee.

Dated at Swarthmore, Pennsylvania this 19th day of April, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY
FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
Longport, Inc.
TO BE HELD JUNE 10, 2004

        The undersigned hereby appoints Michael C. Boyd as the lawful agent and Proxy of the undersigned (with all the powers the undersigned would possess if personally present, including full power of substitution), and hereby authorizes him to represent and to vote, as designated below, all the shares of Common Stock of Longport, Inc. held of record by the undersigned on May 5, 2004, at the Annual Meeting of Shareholders to be held June 10, 2004, or any adjournment or postponement thereof.

1.
ELECTION OF DIRECTORS

☐
FOR the election as a director of all nominees listed below.

☐
WITHHOLD AUTHORITY to vote for all nominees listed below.

☐
WITHHOLD AUTHORITY FOR (Check box below):

☐
Michie Proctor

☐
Michael C. Boyd

☐
Paul D. Wilson

☐
Paul R. Quintavalle

☐
Brian W. Clymer

2.
TO INCREASE OUR AUTHORIZED SHARES OF COMMON STOCK FROM 25 MILLION SHARES TO 50 MILLION SHARES

☐ FOR	☐ ABSTAIN	☐ AGAINST
3.
In his discretion, the Proxy is authorized to vote upon any matters which may properly come before the Annual Meeting, or any adjournment or postponement thereof.

        It is understood that when properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder. Where no choice is specified by the shareholder, the proxy will be voted for the election of the directors named in item 1 above, and for increasing our authorized number of shares.

        The undersigned hereby revokes all previous proxies relating to the shares covered hereby and confirms all that said Proxy may do by virtue hereof.

        Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:
Signature
PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
Signature, if held jointly

        PLEASE CHECK THIS BOX IF YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING OF SHAREHOLDERS. ☐

QuickLinks

VOTING SHARES AND PRINCIPAL SHAREHOLDERS
ELECTION OF DIRECTORS
EXECUTIVE COMPENSATION
CERTAIN TRANSACTIONS
PROPOSAL TO INCREASE OUR AUTHORIZED COMMON STOCK FROM 25 MILLION SHARES TO 50 MILLION SHARES
RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
PROPOSALS OF SHAREHOLDERS FOR PRESENTATION AT NEXT ANNUAL MEETING OF SHAREHOLDERS
OTHER BUSINESS
Longport, Inc. AUDIT COMMITTEE CHARTER